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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                February 26, 2007

                                MICROISLET, INC.

               (Exact Name of Registrant as Specified in Charter)

            Nevada                       001-32202                88-0408274
  ---------------------------     ------------------------   -------------------
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)

       6370 Nancy Ridge Drive, Suite 112
             San Diego, California                                 92121
   ----------------------------------------                       --------
   (Address of Principal Executive Offices)                       Zip Code

                                 (858) 657-0287
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

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ITEM 3.01         NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING
                  RULE OR STANDARD; TRANSFER OF LISTING.

         On January 30, 2007, we filed a Form 8-K disclosing that the American Stock Exchange (Amex) had informed us that we were not in compliance with Amex's continued listing standards set forth in Section 1003(a)(ii) and Section 1003(a)(iii) of the Company Guide, relating to minimum stockholders' equity. On February 26, 2007, we submitted a plan to the American Stock Exchange (Amex) outlining the actions we propose to take to bring us into compliance with Amex's continued listing standards relating to minimum stockholders' equity.

         If Amex accepts the plan, we may be able to continue our listing during the plan period during which time we will be subject to periodic review to determine whether we are making progress consistent with the plan. If Amex does not accept the plan or we do not make progress consistent with the plan during the plan period or if we are not in compliance with the continued listing standards at the end of the plan period, Amex may then initiate delisting proceedings.

         On February 27, 2007, we issued a press release announcing that we had submitted a plan of compliance to Amex. A copy of the press release is attached hereto as Exhibit 99.1.

         EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THE MATTERS SET FORTH IN THIS REPORT ON FORM 8-K, INCLUDING THOSE RELATED TO OUR EXPECTATIONS REGARDING THE CONTINUED LISTING OF OUR COMMON STOCK ON AMEX AND THE FUTURE COURSE OF ACTIONS AND PROCEEDINGS AT THE AMEX, ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY. AMONG OTHERS, THERE CAN BE NO ASSURANCE THAT OUR PLAN WILL BE ACCEPTED BY AMEX OR THAT WE WILL BE ABLE TO MAKE PROGRESS CONSISTENT WITH THE PLAN IF IT IS ACCEPTED. OTHER RISKS THAT MAY AFFECT FORWARD-LOOKING INFORMATION CONTAINED IN THIS REPORT ARE DETAILED FROM TIME TO TIME IN OUR MOST RECENT FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE HEREOF. WE DISCLAIM ANY INTENT OR OBLIGATION TO UPDATE THESE FORWARD-LOOKING STATEMENTS.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (d)      Exhibits

         99.1     Press release dated February 27, 2007


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 28, 2007                 MICROISLET, INC.


                                           By:   /s/ Kevin A. Hainley
                                                 -------------------------------
                                                 Kevin A. Hainley
                                                 Interim Chief Financial Officer


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